UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2019
Concert Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36310	20-4839882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Suite 3000N Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 860-0045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNCE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 23, 2019, Ryan Lynch, the Corporate Controller and Principal Accounting Officer of Concert Pharmaceuticals, Inc. (the “Company”), provided notice of his resignation, effective as of November 27, 2019. Mr. Lynch is leaving the Company to pursue another opportunity and is not departing due to any disagreements with the Company regarding its financial statements or practices. Mr. Lynch will continue to consult for the Company for a period of time.
In connection with Mr. Lynch’s resignation, on November 27, 2019, Marc A. Becker, the Company’s Chief Financial Officer and Principal Financial Officer, will also become the Company’s Principal Accounting Officer.
Mr. Becker, age 47, has served as the Company’s Chief Financial Officer and Principal Financial Officer since January 2018. Prior to joining the Company, Mr. Becker served as the Chief Financial Officer of CRISPR Therapeutics AG, a publicly traded biotechnology company, from February 2016 to September 2017. From January 2012 to February 2016, Mr. Becker was the Chief Financial Officer of rEVO Biologics, Inc., a biotechnology company. Prior to rEVO Biologics, Mr. Becker held roles of increasing responsibility at Genzyme Corporation, a biotechnology company subsequently acquired by Sanofi S.A., from August 2001 to October 2011, culminating in Vice President, Finance. Mr. Becker received an M.B.A. from Babson College and a B.S. in Business Administration from the University of Massachusetts and was licensed as a certified public accountant.
There is no family relationship between Mr. Becker and any of the Company’s directors or executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

	By:	/s/ Jeffrey A. Munsie
Date: October 29, 2019		Jeffrey A. Munsie
Chief Legal Officer